UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 2, 2023
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed by Evolent Health, Inc. (the “Company”) with the Securities and Exchange Commission to include (i) audited combined financial statements of Magellan Specialty Health (a business of Magellan Health, Inc.) (“Magellan”) and certain of its subsidiaries that were used in the Magellan specialty health division (“NIA”) as of and for the year ended December 31, 2022 attached as Exhibit 99.1 and (ii) the unaudited pro forma financial information attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of NIA, comprised of the combined balance sheet as of December 31, 2022, the related combined statements of income, cash flows and net parent investment for the year ended December 31, 2022 and the related notes to the combined financial statements, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of the Company as of and for year ended December 31, 2022 and for the nine months ended September 30, 2023, giving effect to the Company’s acquisition of NIA, is attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Marcum, LLP.
99.1	Combined Audited financial statements of NIA as of and for the year ended December 31, 2022.
99.2	Unaudited pro forma condensed combined financial information of Evolent Health, Inc., as of and for the year ended December 31, 2022 and for the nine months ended September 30, 2023.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2023

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary